Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2025
Prepayments and Other Current Assets
Prepayments and Other Current Assets
4. Prepayments and Other Current Assets
The following is a summary of prepayments and other current assets:

	December 31, 2024	December 31, 2025
	RMB in thousands
Prepayments for revenue sharing cost*	305,818	338,510
Inventories, net	255,185	212,480
Prepayments for value-added tax	172,756	173,839
Deposits	138,561	170,579
Interest income receivable	78,343	102,365
Prepayments to inventory suppliers	39,584	66,408
Prepayments of marketing and other operational expenses	64,065	50,977
Prepayments for content cost	20,064	26,446
Prepayments /receivables relating to jointly invested content	2,250	19,508
Loans to investees or ongoing investments	21,465	66
Others	50,020	41,859

Total	1,148,111	1,203,037

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.